UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2021

Home BancShares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100

Conway, Arkansas 72032

(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

As previously announced, Home BancShares, Inc. (“Home” or the “Company”), its subsidiary bank, Centennial Bank (“Centennial”), Home’s acquisition subsidiary, HOMB Acquisition Sub III, Inc., Happy Bancshares, Inc. (“Happy”) and its subsidiary bank, Happy State Bank (“HSB”), have entered into an Agreement and Plan of Merger, dated September 15, 2021, as amended October 18, 2021 and further amended November 8, 2021 (the “Merger Agreement”), under which Home and Centennial will acquire Happy and HSB (the “Merger”).

A special meeting (the “Special Meeting”) of the shareholders of Home was held on December 15, 2021.  The Special Meeting was held in order to vote upon the following proposals set forth in Home’s joint proxy statement/prospectus filed with the Securities and Exchange Commission on November 15, 2021 (the “Proxy Statement”):  (1) to approve the issuance of shares of Home common stock in the Merger as contemplated by the Merger Agreement (the “Share Issuance Proposal”); (2) to approve an amendment to Home’s Restated Articles of Incorporation, as amended, to increase the maximum size of the Company’s board of directors from not more than 15 persons to not more than 17 persons (“Number of Directors Proposal”); and (3) to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Share Issuance Proposal (the “Home Adjournment Proposal”).  At the Special Meeting, the Share Issuance Proposal and the Number of Directors Proposal were approved by the affirmative vote of a majority of the shares of Home common stock voting on the respective proposals.  Sufficient votes were also received to approve the Home Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Share Issuance Proposal.

There were 163,627,286 shares of Home common stock issued and outstanding on the record date and eligible to be voted at the Special Meeting and 125,605,805 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

(1)The Share Issuance Proposal was approved as proposed in the Proxy Statement with votes cast as follows:  124,937,581 votes for, 60,658 votes against, 607,565 votes abstaining and no broker non-votes.

(2)The Number of Directors Proposal was approved as proposed in the Proxy Statement with votes cast as follows:  123,748,089 votes for, 1,193,526 votes against, 664,188 votes abstaining and no broker non-votes.

(3)The Home Adjournment Proposal was approved as proposed in the Proxy Statement with votes cast as follows:  101,877,231 votes for, 23,083,562 votes against, 645,011 votes abstaining and no broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal.  Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

Item 7.01  Regulation FD Disclosure.

On December 15, 2021, the Company issued a press release announcing shareholder approval of the issuance of Home common stock to the Happy shareholders upon completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 16, 2021, the Company issued a press release announcing the approval of the Merger by the Arkansas State Banking Board and the Arkansas State Bank Commissioner.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(a) Exhibits

99.1	Press Release: Home BancShares, Inc. Announces Shareholder Approval in Connection with Happy Bancshares, Inc. Acquisition.

99.2	Press Release: Home BancShares, Inc. Announces State Approval for Merger with Happy Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the Company’s plans, expectations, goals, and outlook for the future, as well as statements about the benefits of the business combination transaction involving Home and Happy. Statements in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance or results. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following:  economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment; disruptions, uncertainties and related effects on our business and operations as a result of the ongoing coronavirus (COVID-19) pandemic and measures that have been or may be implemented or imposed in response to the pandemic, including the impact on, among other things, credit quality and liquidity; the possibility that the proposed acquisition of Happy does not close when expected or at all because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the possibility that such transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, ongoing or future effects of the COVID-19 pandemic, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Happy operate; the ability to promptly and effectively integrate the businesses of Home and Happy; the reaction to the transaction of the companies’ customers, employees and counterparties; diversion of management time on acquisition-related issues; the effect of any future mergers, acquisitions or other transactions to which we or our bank subsidiary may from time to time be a party, including as a result of one or more of the factors described above as they would relate to such transaction; the ability to identify, enter into and/or close additional acquisitions; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations, including those in response to the COVID-19 pandemic; technological changes and cybersecurity risks; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued to shareholders of Happy in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of the Company and Happy and a Prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Happy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND HAPPY ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.homebancshares.com, Investor Relations, or by contacting Donna Townsell, by telephone at (501) 328-4625.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	December 16, 2021	By:	/s/ Brian S. Davis
Brian S. Davis
Chief Financial Officer